Exhibit 19.4



Ford Credit Auto Owner Trust 2002-D
  Monthly Servicing Report



  Collection Period                                                                                                 September, 2002
  Distribution Date                                                                                                      10/15/2002
  Transaction Month                                                                                                               2

  I. ORIGINAL DEAL PARAMETERS
  ---------------------------
                                          Dollar Amount       # of Contracts
  Original Portfolio:                  $3,157,996,399.94              184,733
  Original Securities:                                             Dollar Amount          Coupon              Legal Final Maturity
   Class A-1 Notes                                                 $602,000,000.00         1.790%                      May 15, 2003
   Class A-2 A Notes                                                200,000,000.00         2.100%                    March 15, 2005
   Class A-2 B Notes                                              1,116,000,000.00         1.881%                    March 15, 2005
   Class A-3 A Notes                                                250,000,000.00         2.680%                 February 15, 2006
   Class A-3 B Notes                                                306,000,000.00         1.891%                 February 15, 2006
   Class A-4 A Notes                                                204,737,000.00         3.130%                 November 15, 2006
   Class A-4 B Notes                                                171,000,000.00         1.931%                 November 15, 2006
   Class B Notes                                                     89,992,000.00         3.560%                 February 15, 2007
   Class C Notes                                                     59,994,000.00         4.400%                      May 15, 2007
   Class D Certificates                                              59,994,000.00         6.000%                 February 15, 2009
                                                                     -------------
      Total                                                      $3,059,717,000.00

  II. COLLECTIONS
  ---------------
  Interest:                                                Simple Interest Loans       Precomputed Loans                     Total
  Interest Collections                                              $11,782,447.80                $2,348.02          $11,784,795.82
  Repurchased Loan Proceeds Related to Interest                          13,004.03                     0.00               13,004.03
                                                                         ---------                     ----               ---------
      Total                                                         $11,795,451.83                $2,348.02          $11,797,799.85
  Servicer Advances:
  Principal Advances                                                         $0.00                $1,334.66               $1,334.66
  Interest Advances                                                   2,191,786.43                   266.16            2,192,052.59
                                                                      ------------                   ------            ------------
      Total                                                          $2,191,786.43                $1,600.82           $2,193,387.25
  Principal:
  Principal Collections                                             $72,461,209.47               $43,816.89          $72,505,026.36
  Prepayments in Full                                                24,686,048.89                 3,979.19           24,690,028.08
  Prepayments in Full Due to Administrative Repurchases                       0.00                   348.86                  348.86
  Repurchased Loan Proceeds Related to Principal                      1,539,289.66                     0.00            1,539,289.66
  Payahead Draws                                                              0.00                 2,932.29                2,932.29
                                                                              ----                 --------                --------
      Total                                                         $98,686,548.02               $51,077.23          $98,737,625.25
  Liquidation Proceeds                                                                                                   $84,771.11
  Recoveries from Prior Month Charge-Offs                                                                                      0.00
                                                                                                                               ----
      Total Principal Collections                                                                                    $98,822,396.36
  Principal Losses for Collection Period                                                                                $214,742.90
  Total Regular Principal Reduction                                                                                  $98,953,702.81
  Total Collections                                                                                                 $112,813,583.46

  III. FUNDS AVAILABLE FOR DISTRIBUTION
  -------------------------------------
  Total Collections                                                                                                 $112,813,583.46
  Reserve Account Release                                                                                                      0.00
  Reserve Account Draw                                                                                                         0.00
  Clean-up Call                                                                                                                0.00
  Net Swap Receipt, Tranche A2 B                                                                                               0.00
  Net Swap Receipt, Tranche A3 B                                                                                               0.00
  Net Swap Receipt, Tranche A4 B                                                                                               0.00
                                                                                                                               ----
      Total                                                                                                         $112,813,583.46


                                     Page 1

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  Ford Credit Auto Owner Trust 2002-D
  Monthly Servicing Report


  Collection Period                                                                                                 September, 2002
  Distribution Date                                                                                                      10/15/2002
  Transaction Month                                                                                                               2

  IV. DISTRIBUTIONS
  -----------------
  Servicing Fee:                                Amount Due          Amount Paid            Shortfall
   Total Amount                               $2,545,300.42        $2,545,300.42                $0.00
   Amount per $1,000 of Original Balance               0.83                 0.83                 0.00
  Net Swap Payment, Tranche A2 B                 $275,256.13
  Net Swap Payment, Tranche A3 B                 $207,903.45
  Net Swap Payment, Tranche A4 B                 $175,508.84

                                                                                                                      Change in
  Noteholders Interest:            Amount Due          Amount Paid           Shortfall  Carryover Shortfall Carryover Shortfall
   Class A1 Notes                   $706,556.77         $706,556.77                  $0.00                $0.00               $0.00
   Class A2 A Notes                  350,000.00          350,000.00                   0.00                 0.00                0.00
   Class A2 B Notes                1,701,923.87        1,701,923.87                   0.00                 0.00                0.00
   Class A3 A Notes                  558,333.33          558,333.33                   0.00                 0.00                0.00
   Class A3 B Notes                  469,121.55          469,121.55                   0.00                 0.00                0.00
   Class A4 A Notes                  534,022.34          534,022.34                   0.00                 0.00                0.00
   Class A4 B Notes                  267,666.16          267,666.16                   0.00                 0.00                0.00
   Class B Notes                     266,976.27          266,976.27                   0.00                 0.00                0.00
   Class C Notes                     219,978.00          219,978.00                   0.00                 0.00                0.00
                                     ----------          ----------                   ----                 ----                ----
      Total                       $5,074,578.29       $5,074,578.29                  $0.00                $0.00               $0.00
  Certificateholders Interest:
   Class D Certificates                $299,970.00         $299,970.00               $0.00                $0.00               $0.00
                                       -----------         -----------               -----                -----               -----

  Total Note and Cert. Interest:     $5,374,548.29       $5,374,548.29               $0.00                $0.00               $0.00

  Total Available for Principal Distribution   $104,235,066.33

  Principal Distribution Amounts
   First Priority Distribution Amount                $0.00
   Second Priority Distribution Amount                0.00
   Third Priority Distribution Amount        48,214,876.53
   Regular Principal Distribution Amount    441,787,890.03
                                            --------------
      Principal Distribution Amount        $490,002,766.56
  Noteholder Principal Distributions:
   Class A1 Notes                                       $104,235,066.33
   Class A2 A Notes                                                0.00
   Class A2 B Notes                                                0.00
   Class A3 A Notes                                                0.00
   Class A3 B Notes                                                0.00
   Class A4 A Notes                                                0.00
   Class A4 B Notes                                                0.00
   Class B Notes                                                   0.00
   Class C Notes                                                   0.00
                                                                   ----
      Total Note Principal Paid                         $104,235,066.33
  Certificateholder Principal Distributions:
   Class D Certificates                                           $0.00
                                                                  -----
  Total Note and Certificate Principal Paid:            $104,235,066.33
  Collections Released to Servicer                                $0.00
  Total Available for Distribution         $112,813,583.46
  Total Distribution (incl. Servicing Fee) $112,813,583.46


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  Ford Credit Auto Owner Trust 2002-D
  Monthly Servicing Report


  Collection Period                                                                                                 September, 2002
  Distribution Date                                                                                                      10/15/2002
  Transaction Month                                                                                                               2


  V. DISTRIBUTION PER $1,000 OF ORIGINAL BALANCE
  ----------------------------------------------
                                                         Principal                Interest                  Total
                                                        Distribution            Distribution            Distribution
  Class A1 Notes                                              $173.15                   $1.17                  $174.32
  Class A2 A Notes                                               0.00                    1.75                     1.75
  Class A2 B Notes                                               0.00                    1.53                     1.53
  Class A3 A Notes                                               0.00                    2.23                     2.23
  Class A3 B Notes                                               0.00                    1.53                     1.53
  Class A4 A Notes                                               0.00                    2.61                     2.61
  Class A4 B Notes                                               0.00                    1.57                     1.57
  Class B Notes                                                  0.00                    2.97                     2.97
  Class C Notes                                                  0.00                    3.67                     3.67
                                                                 ----                    ----                     ----
      Total Notes                                              $34.75                   $1.69                   $36.44

  Class D Certificates                                          $0.00                   $5.00                    $5.00
                                                                -----                   -----                    -----
  Total Notes and Certificates:                                $34.07                   $1.76                   $35.82

  VI. POOL BALANCE AND PORTFOLIO INFORMATION
  ------------------------------------------
                                                 Beginning of Period                                 End of Period
                                                    Balance       Pool Factor                      Balance         Pool Factor
  Aggregate Balance of Notes               $2,887,725,766.56       0.9626641              $2,783,490,700.23         0.9279159
  Class A1 Notes                              490,002,766.56       0.8139581                 385,767,700.23         0.6408101
  Class A2 A Notes                            200,000,000.00       1.0000000                 200,000,000.00         1.0000000
  Class A2 B Notes                          1,116,000,000.00       1.0000000               1,116,000,000.00         1.0000000
  Class A3 A Notes                            250,000,000.00       1.0000000                 250,000,000.00         1.0000000
  Class A3 B Notes                            306,000,000.00       1.0000000                 306,000,000.00         1.0000000
  Class A4 A Notes                            204,737,000.00       1.0000000                 204,737,000.00         1.0000000
  Class A4 B  Notes                           171,000,000.00       1.0000000                 171,000,000.00         1.0000000
  Class B Notes                                89,992,000.00       1.0000000                  89,992,000.00         1.0000000
  Class C Notes                                59,994,000.00       1.0000000                  59,994,000.00         1.0000000
  Class D Certificates                         59,994,000.00       1.0000000                  59,994,000.00         1.0000000
                                               -------------       ---------                  -------------         ---------
     Total                                 $2,947,719,766.56       0.9633962              $2,843,484,700.23         0.9293293
  Portfolio Information
  Weighted Average Coupon (WAC)                          5.47%                                           5.49%
  Weighted Average Remaining Maturity (WAM)              45.86                                           45.02
  Remaining Number of Receivables                      181,828                                         178,338
  Portfolio Receivable Balance               $3,054,360,508.94                               $2,955,406,806.13

  VII. OVERCOLLATERALIZATION INFORMATION
  --------------------------------------
  Specified Overcollateralization Amount                                                                     $13,764,086.06
  Specified Credit Enhancement Amount                                                                        $29,554,068.06
  Yield Supplement Overcollateralization Amount                                                             $115,895,916.10
  Target Level of Overcollateralization                                                                     $129,660,002.16


                                     Page 3

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  Ford Credit Auto Owner Trust 2002-D
  Monthly Servicing Report


  Collection Period                                                                                                 September, 2002
  Distribution Date                                                                                                      10/15/2002
  Transaction Month                                                                                                               2

  VIII. RECONCILIATION OF RESERVE ACCOUNT
  ---------------------------------------
  Beginning Reserve Account Balance                                                                          $15,789,982.00
  Specified Reserve Account Balance                                                                           15,789,982.00
  Reserve Release Amount                                                                                               0.00
  Reserve Account Draws                                                                                                0.00
  Interim Reserve Account Balance                                                                             15,789,982.00
  Reserve Account Deposits Made                                                                                        0.00
  Ending Reserve Account Balance                                                                             $15,789,982.00
  Change in Reserve Account Balance                                                                                   $0.00

  IX. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
  ---------------------------------------------
  Liquidation Proceeds                                                                                                   $84,771.11
  Recoveries from Prior Month Charge-Offs                                                                                     $0.00
  Total Principal Losses for Collection Period                                                                          $214,742.90
  Charge-off Rate for Collection Period (annualized)                                                                          0.05%
  Cumulative Net Losses for all Periods                                                                                 $176,822.98


  Delinquent Receivables:                                                            # of Contracts                         Amount
  31-60 Days Delinquent                                                                         1,271                $20,519,111.75
  61-90 Days Delinquent                                                                           152                 $2,398,253.68
  91-120 Days Delinquent                                                                            2                    $33,374.47
  Over 120 Days Delinquent                                                                          0                         $0.00

  Repossesion Inventory                                                                            63                 $1,027,953.84


  Ratio of Net Losses to the Average Pool Balance:
  Second Preceding Collection Period                                                                                        0.0000%
  Preceding Collection Period                                                                                               0.0181%
  Current Collection Period                                                                                                 0.0519%
  Three Month Average                                                                                                       0.0000%

  Ratio of 60+ Delinquent Contracts to Outstanding Receivables:

  Preceding Collection Period                                                                                               0.0033%
  Current Collection Period                                                                                                 0.0864%
  Three Month Average                                                                                                       0.0000%


                                     Page 4

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  Ford Credit Auto Owner Trust 2002-D
  Monthly Servicing Report


  Collection Period                                                                                                 September, 2002
  Distribution Date                                                                                                      10/15/2002
  Transaction Month                                                                                                               2

  Worksheet Information
  ---------------------

  Servicer Advances                                                           Simple Interest Loans              Precomputed Loans
  Beginning Servicer Advances                                                           $2,379,063.71                     $7,258.25
  New Advances                                                                           2,174,884.21                      1,600.82
  Servicer Advance Recoveries                                                            1,311,337.30                      2,036.46
                                                                                         ------------                      --------
  Ending Servicer Advances                                                              $3,242,610.62                     $6,822.61

  Current Month Interest Advances for Prepaid Loans                                        $16,902.22                         $0.00

  Payahead Account
  Beginning Payahead Account Balance                                                                                      $5,959.69
  Additional Payaheads                                                                                                     5,795.74
  Payahead Draws                                                                                                           7,011.53
                                                                                                                           --------
  Ending Payahead Account Balance                                                                                         $4,743.90


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